

HEI INC

TURNING TECHNOLOGY TO YOUR ADVANTAGE

Forward-Looking Information

Information in this presentation, which is not historical, includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A number of forward-looking statements are contained in this presentation, including, ***but not limited to, HEI's Q3 2004 Operating Plan, Q4 2004 Operating Plan, 2005 Operating Plan,estimated growth in HEI-served markets, anticipated sales growth and market share growth, and estimated revenue.*** *All such forward-looking statements involve risks and uncertainties--including, without limitation, adverse business or market conditions, the ability of HEI to secure and satisfy customers, the availability and cost of materials from HEI's suppliers, adverse competitive developments, changes in or cancellation of customer requirements, and other risks detailed from time to time in HEI's SEC filings--which could cause actual results to differ materially from the forward-looking statements.*

HEI Purpose:

Deploying advanced technology to make a positive difference in people's lives.

HEI Mission:

To be the premier one-stop shop for high technology design, development and manufacturing for our target markets.

Who we are:

HEI is an Electronics Manufacturing Services Company that designs, develops and manufactures products for OEM customers, utilizing proprietary processes and technology platforms in selected target markets.

Executive Summary

- NASDAQ traded under HEII symbol
- Fiscal Year End – August 31
- 296 Employees
- Roughly $25M market cap
- Facilities in Victoria, MN, Boulder, CO and Tempe, AZ
- Polishing a tarnished story

HEI Model

Design, Develop, and Manufacture Components

Custom Design, Design for Manufacturing, Subassemblies, Lean Flow, Distribution, and Fulfillment Services for Major OEMs

Develop System Solutions For Tier 1 Customers

Microelectronics Solutions









HEI uses its technical capabilities to provide advanced solutions such as:

- Miniature, high-density, stacked-chip solutions for hearing aid circuits
- Multi-layer flexible and rigid-flex, or ceramic circuits for implantable and non-implantable medical devices
- Multi-chip modules for high frequency telecommunication devices
- Low-inductance chip-interconnect for medical imaging applications
- Fabrication of cards, tags, and labels for RF-Identification applications
- Mixed technology assemblies, such as flip-chip, wirebonding, stud-bumping for various applications

Turning Technology to Your Advantage **HEI INC**

Flex Substrate Manufacturing

- Facility in Tempe, AZ
- Thin core transport on all conveyorized process lines down to .001" (25 microns)
- Class 10,000 photo clean room
- Line widths and spacing down to .002"
- AOI - automatic optical inspection
- Via holes down to .004"
- Laser drill 10,000 vias per minute
- Core thickness down to .001" film with 5 micron copper
- Blind vias plated with proprietary spray eductor system
- Electrical test with fixtureless flying probe system





Subassemblies

- HEI produces subsystems for applications in demanding microminiature interconnect applications

- Capabilities include:
  - Flip chip processes
  - Direct chip attach (DCA)
  - Microwave integrated circuit design
  - Hearing instrument circuit design
  - High density laminate layout and design
  - Chip stacking, chip-scale packaging, and ball-grid array packaging
  - Blind and buried micro-via's







System Solutions





- HEI manufactures complex electronic and electromagnetic medical devices in a Class III Medical facility.
- We provide the following services when manufacturing the entire system solution:
  - Project management and planning
  - Gap assessment
  - Re-engineering of client design issues
  - Assembly and test procedures
  - Fixtures and tooling
  - FDA pre-market submission support
  - Product cost reduction
  - Electronic and mechanical assembly
  - Environmental testing
  - Distribution and fulfillment
  - Vendor selection and qualification
  - Verification and validation services
  - Repair and service

Focus Markets

The components and subassemblies we manufacture are targeted at the following markets:

Hearing:	Hearing Aids and Medical Hearing Devices
Medical:	Therapeutics, Diagnostics, Medical Microelectronics, Imaging and Medical Software
Broadband:	Optical Processors and High Frequency Chips
RFID:	Anti-Theft, Industrial, Inventory Control, Manufacturing, Medical, and Financial

HEI Markets

HEI-served available markets are estimated at $3.37 Billion in 2004, growing to $6.16 Billion in 2008



7000
6000
5000
4000
3000
2000
1000
0
2004
2005
2006
2007
2008
Hearing
Broadband
Medical Device
RFID

HEI Advantages / Core Competencies

Fully integrated medical-oriented outsource business from substrate through hardware to software:

- Reduced time risk to market – integrated supply chain
- Cost effective – no margin stacking
- Technical leverage – design engineering talent, proprietary IP and platforms

Component Solutions — Subsystem Solutions — System Solutions — Connectivity / RF Identification — Software Solutions + V&V





Link IT

Turning Technology to Your Advantage HEI INC

Colon Polyp Cauterizer


Micro-controller
Link-iTTM
Information Management System
Workstation
Tubing/Catheter
Transducer Wand
RFID Tag
RFID Reader-Writer
Device

Tier 1 Customers

GN ReSound
Medtronic
Baxter
Cochlear
EASTMAN
Nanogen
DUPONT
Johnson & Johnson
GE Medical Systems
SIEMENS
Abbott Laboratories
dspfactory
PHONAK hearing systems
Boston Scientific
CRAY
TriQuint SEMICONDUCTOR
PHILIPS

Customers By Target Markets

Hearing	'03: Grew from 2 key accounts to 7 - $13M
	'04: Two additional OEMS + Cochlear Market Expansion - $14M

Despite large reduction in business from FY '03 largest hearing customer - new customer growth more than offset loss!!

Medical	'03: Grew from 15 key accounts to 23 - $17M
	'04: Add 4 additional Medical OEMS - $24M
Broadband/RFID	'03: Grew from 7 key accounts to 12 - $6M
	'04: Two additional OEMS + new programs - $7M

Note: 6-12 month lead time on getting new customer into production. New sales activity will impact Q4'04 and FY'05 growth

HEI Sales Growth & Market Share

HEI forecasts sales to increase from $45M in 2004 to $124M in 2008.

HEI's share of its served available markets is forecast to grow from 1.6% in 2004 to 2.4% in 2008



$M
7000
6000
5000
4000
3000
2000
1000
0
3370
45
6162
124
2004
2008
Served Available Market
Sales

HEI – Goals and Recent Developments

- Promptly return to profitability and secure long-term financial stability
- Develop/acquire human and capital infrastructure to execute strategic plan
- Be a top-10 player in each served market driving toward #1
- Develop greater than four Patents/Trade Secrets/other IP each year

Financial Highlights

FY 2003

•Restructured Debt
  •Replacement of Credit Line removing restrictive covenants
  •Replacement of bridge note with term debt at lower rates
•Sale of non-strategic technology for $400,000
•Lowered break even sales to $12,500,000 (quarterly)
•Clean opinion on annual financials

FY 2004

•Equity Raise
•Restructure of Boulder and Chanhassen building leases
•Collection of funds due from former CEO
•Collection of post close liability from AMD transaction
•Reduce break even sales to $12,000,000 (quarterly)

Balance Sheet Highlights at Quarter 2 FY04

- Cash equivalents of $2,290,000
- Accounts Receivable of $5,781,000
- DSO at Quarter 2 of 49 days
- Inventory turns of 5.7
- Line of Credit of Zero
- Accounts Payable of $5,174,000
- Unused credit capacity of $3,000,000
- Current ratio of 1.5:1
- Shares outstanding of 8,273,000

HEI Revenue 2001 - 2004



Revenue (000's)
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
44,000
28,000
38,000
45,000
2001
2002
2003
2004 est.
Fiscal Year

Why HEI?

- Strong, experienced management team
- Playing in robust, expanding markets
- Achieving customer acquisition & growth by leveraging the benefits of a fully integrated HEI
- Focused on profitable and sustainable growth
- Costs under control
- Selectively hiring and capitalizing to fuel growth
- Offering real shareholder value